Merger	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Merger

NOTE 2 – MERGER

On September 14, 2018, CBI completed the acquisition by merger of United Community Bancorp (“UCB”) in a stock and cash transaction for aggregate consideration of approximately $117,344.  Acquisition-related costs of $5,231, $5,515, $1,638, $131 and $220 are included in compensation expense, contracted data processing, professional services, marketing expense and other operating expense, respectively, in the Company’s Consolidated Statements of Operation for the year ended December 31, 2018.  As a result of the acquisition, the Company issued 4,277,430 common shares and paid approximately $12,675 in cash to the former shareholders of UCB. Immediately following the merger, UCB’s banking subsidiary, United Community Bank, was merged into CBI’s banking subsidiary, Civista Bank.

At the time of the merger, UCB had total assets of $537,875, including $298,319 in loans, and $475,944 in deposits. The transaction was recorded as a purchase and, accordingly, the operating results of UCB have been included in the Company’s Consolidated Financial Statements since the close of business on September 14, 2018.

As of December 31, 2019, the estimated future amortization expense for the core deposit intangible related to UCB is as follows:

Core deposit intangibles
2020	$842
2021	823
2022	800
2023	773
2024	742
Thereafter	2,427
$6,407

The following table presents financial information for the former UCB included in the Consolidated Statements of Operations from the date of acquisition through December 31, 2018.

Actual From Acquisition Date Through December 31, 2018 (in thousands)
Net interest income after provision for loan losses	$3,227
Noninterest income	373
Net income	1,707

NOTE 2 – MERGER (Continued)

The following table presents unaudited pro forma information for the periods ended December 31, 2019, 2018 and 2017 as if the acquisition of UCB had occurred on January 1, 2017. This table has been prepared for comparative purposes only and is not indicative of the actual results that would have been attained had the acquisition occurred as of the beginning of the periods presented, nor is it indicative of future results.

	Pro Formas (unaudited) Twelve months ended December 31,
	2019	2018	2017
Net interest income after provision for loan losses	$83,825	$74,642	$70,100
Noninterest income	22,443	18,331	20,782
Net income	33,653	18,984	19,284
Pro forma earnings per share:
Basic	$2.11	$1.51	$1.82
Diluted	$2.00	$1.37	$1.56

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition for UCB.  Core deposit intangibles will be amortized over a period of ten years using an accelerated method. Goodwill will not be amortized, but instead will be evaluated for impairment. Furthermore, the unaudited pro forma information does not reflect management’s estimate of any revenue-enhancing opportunities nor anticipated cost savings as a result of the integration and consolidation of the acquisition.

Consideration paid		$117,344

Net assets acquired:
Cash and due from financial institutions	$156,472
Securities available for sale	43,214
Equity securities	212
Loans held for sale	492
Loans, net	298,319
Other securities	3,527
Premises and equipment	5,291
Accrued interest receivable	950
Core deposit intangible	7,518
Bank owned life insurance	17,193
Other assets	10,361
Noninterest-bearing deposits	(112,787)
Interest-bearing deposits	(363,157)
Other liabilities	(17)
		67,588
Goodwill resulting from UCB merger		$49,756

NOTE 2 – MERGER (Continued)

The acquired assets and liabilities were measured at estimated fair values.  Management made certain estimates and exercised judgment in accounting for the acquisition.  The following is a description of the methods used to determine fair value of significant assets and liabilities at the acquisition date:

Cash:  The Company acquired $156.5 million in cash, which management deemed to reflect fair value based on the short term nature of the asset.

Loans:  The Company acquired $298.3 million in loans receivable with and without evidence of credit quality deterioration.  The loans consisted of commercial loans, commercial real estate loans, residential mortgage loans (including home equity secured lines of credit), real estate construction loans, and consumer and other loans.  The fair value of the performing loan portfolio includes separate adjustments to reflect a credit risk and marketability component and a yield component reflecting the differential between portfolio and market yields.  Additionally, certain loans were valued based on their observable sales price.  Loans acquired with credit deterioration of $1,210 were individually evaluated to estimate credit losses and a net recovery amount for each loan.  The net cash flows for each loan was then discounted to present value using a risk-adjusted market rate.

Deposits:  The Company acquired $475.9 million in deposits.  Savings and transaction accounts are variable, have no stated maturity and can be withdrawn on short notice with no penalty.  Therefore, the fair value of such deposits is considered equal to the carrying value.  The fair value of CD’s consists of comparing the contractual cost of the CD’s to the market rates with corresponding maturities.  The valuation adjustment reflects the present value of the difference between the cash flows attributable to the CD’s based on contractual and market rates.  The core deposit intangible is determined by the present value difference of the net cost of the core deposit versus the same amount for an alternative funding source.

This acquisition provided the Company with the strategic opportunity to expand into new markets that, while similar to existing markets, are projected to be more vibrant in population growth and business opportunity growth.  Additionally, the acquisition will provide exposure to suburbs of larger urban areas without the commitment of operating inside large metropolitan areas dominated by regional and national financial organizations.  The acquisition also creates synergies on the operational side of the Company by allowing noninterest expenses to be spread over a larger operating base.